UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2024 (May 8, 2024)

Lionsgate Studios Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

1-42102	N/A
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

Registrant’s telephone number, including area code: (877) 848-3866

SEAC II Corp.

955 Fifth Avenue

New York, New York 10075

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	LION	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed by the registrant on May 14, 2024 (the “Original Report”), on May 13, 2024 (the “Closing Date”), SEAC II Corp., a Cayman Islands exempted company (“New SEAC”) and predecessor in interest to Lionsgate Studios Corp., a British Columbia corporation (“LG Studios”) consummated the previously announced business combination (the “Business Combination”) among New SEAC, Screaming Eagle Acquisition Corp., a Cayman Islands exempted company and formerly parent of New SEAC (“SEAC”), MergerCo (as defined below), New BC Sub (as defined below) and LG Orion Holdings ULC, a British Columbia unlimited liability company (“StudioCo”) and a wholly-owned subsidiary of Lions Gate Entertainment Corp., a British Columbia company (“Lions Gate Parent”), pursuant to the Business Combination Agreement, dated as of December 22, 2023 and as amended on April 11, 2024 and May 9, 2024 (the “Business Combination Agreement”), by and among New SEAC, SEAC, Lions Gate Parent, LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate Parent (“Studio HoldCo”), StudioCo, SEAC MergerCo, a Cayman Islands exempted company and a direct, wholly-owned subsidiary of New SEAC (“MergerCo”), and 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of SEAC (“New BC Sub”). On May 13, 2024, upon the StudioCo Amalgamation Effective Time (as defined in the Business Combination Agreement), the registrant, LG Studios, became the successor in interest to New SEAC. LG Studios continues the then-existing business operations of StudioCo as a publicly traded company and majority-owned subsidiary of Lions Gate Parent.

As used in this Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”), unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “LG Studios,” “Pubco,” “New SEAC,” “we,” “us,” and “our” refer to Lionsgate Studios Corp., and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Business Combination (the “Closing”).

In accordance with “reverse acquisition” accounting treatment, New SEAC’s historical financial statements as of period ends, and for periods ended, prior to the closing of the Business Combination have been replaced with the historical financial statements of StudioCo prior to the StudioCo Amalgamation Effective Time, and will be in all future filings with the SEC.

In connection with the Closing, as previously disclosed in the Original Report, the Registrant changed its fiscal year end from December 31 to March 31, StudioCo’s year end.

This Amendment No. 1 to the Original Report is being filed for the purpose of amending the disclosure under (a) Item 2.01—Completion of Acquisition or Disposition of Assets—Form 10 Information—Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (i) Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp. (the “Studio Business”) for the year ended March 31, 2024, (ii) the audited combined balance sheets of the Studio Business as of March 31, 2024 and 2023, (iii) the audited combined statements of operations, comprehensive income (loss), equity (deficit) and cash flows of the Studio Business for each of the three years in the period ended March 31, 2024 and (iv) the unaudited pro forma condensed combined financial information of the Studio Business as of and for the year ended March 31, 2024 and (b) provides updates to certain additional matters included in the Original Report.

Except as described above, no other changes have been made to the Original Report and this Amendment No. 1 does not modify or update any other information in the Original Report. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Report. Accordingly, this Amendment No. 1 should be read in conjunction with our filings made with the SEC subsequent to the date of the Original Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

RISK FACTORS

The information contained in the final prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2024 by LG Studios, as it may be amended or supplemented from time to time (File No. 333-278849) (the “Prospectus”) in the section entitled “Risk Factors” is incorporated herein by reference. There have been no material changes with respect to the risk factors disclosed by LG Studios as set forth in the Prospectus in the section titled “Risk Factors” beginning on page 17 of the Prospectus except as described below.

LG Studios is, and may in the future become, subject to litigation and other legal proceedings, which could negatively impact its business, financial condition and results of operations.

From time to time, LG Studios is subject to various legal proceedings (including class action lawsuits), claims, regulatory investigations and arbitration proceedings, including claims relating to intellectual property, employment, wage and hour, consumer privacy, contractual and commercial disputes, and the production, distribution, and licensing of its content. The outcome of legal proceedings are inherently uncertain. Any proceedings, actions, claims or inquiries initiated by or against it, whether successful or not, may be time consuming, result in costly litigation, damage awards, consent decrees, injunctive relief or increased costs of business, require LG Studios to change its business practices or products, result in negative publicity, require significant amounts of management time, result in the diversion of significant operational resources or otherwise harm its business and financial results. In addition, LG Studios’ insurance may not be adequate to protect it from all material expenses related to pending and future claims. Any of these factors could materially adversely affect its business, financial condition and results of operations.

DIRECTORS AND EXECUTIVE OFFICERS

As previously disclosed, Priya Dogra resigned as a member of the Board of Directors of LG Studios on May 20, 2024. Following such resignation, the directors of LG Studios are as follows:

Name	Age	Position
Michael Burns	65	Vice Chair, Director
Mignon Clyburn	62	Director
Gordon Crawford	77	Director
Jon Feltheimer	72	Chief Executive Officer, Director
Emily Fine	50	Director
Michael T. Fries	61	Director
John D. Harkey, Jr.	63	Director
Susan McCaw	61	Director
Yvette Ostolaza	59	Director
Mark H. Rachesky. M.D.	65	Director
Daryl Simm	62	Director
Hardwick Simmons	83	Director
Harry E. Sloan	74	Director

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of LG Studios and such information is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information set forth in Exhibit 99.2 to this Amendment No. 1 is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth in sections (a), (b) and (d) of Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Included as Exhibit 99.1 and incorporated herein by reference is the audited combined financial statements as of March 31, 2024 and 2023 and for the three years in the period ended March 31, 2024, of the Studio Business.

Included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business for the year ended March 31, 2024.

(b)  Unaudited Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Studio Business and Screaming Eagle Acquisition Corp. as of and for the year ended March 31, 2024 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Audited combined financial statements of the Studio Business of Lions Gate Entertainment Corp.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Studio Business of Lions Gate Entertainment Corp. for the year ended March 31, 2024.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2024

LIONSGATE STUDIOS CORP.
(Registrant)

By:	/s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer